Exhibit 10.3(b)
                                AMENDMENT TO
                      REIMBURSEMENT OF EXPENSE AGREEMENT


              This Amendment to Reimbursement of Expense Agreement (the AAmendment@) is made as of the 29th day of August, 1997, by and between FINANCIAL HOLDING CORPORATION, a Missouri corporation, AMERICO LIFE, INC., a Missouri corporation, GREAT SOUTHERN LIFE INSURANCE COMPANY, a Texas corporation (AGreat Southern@), PREMIUM FINANCING SPECIALISTS, INC., a Missouri corporation, ARGUS HEALTH SYSTEMS, INC., a Delaware corporation, UNITED FIDELITY LIFE INSURANCE COMPANY, a Texas corporation, THE COLLEGE LIFE INSURANCE COMPANY OF AMERICA, a Texas corporation, PFS HOLDING COMPANY, a Missouri corporation, LOYALTY LIFE INSURANCE COMPANY, a Texas corporation (ALoyalty@), COLLEGE INSURANCE GROUP, INC., a Missouri
     corporation, NATIONAL FARMERS UNION LIFE INSURANCE COMPANY, a Texas corporation, and FINANCIAL ASSURANCE INCORPORATED, a Texas corporation.

              WHEREAS, the parties entered into that certain Reimbursement of Expense Agreement dated as of July 30, 1993 (the AAgreement@); and

              WHEREAS, on August 29, 1997, Great Southern intends to sell all the outstanding stock of Loyalty to Healthcare COMPARE Corp.; and

              WHEREAS, to facilitate such sale of stock, the parties wish to amend the Agreement to remove Loyalty from the Agreement in the manner provided herein;

              NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that, effective as of the close of business on August 29, 1997, the Agreement shall cease to apply to Loyalty, and Loyalty shall thereafter have no rights or obligations under the Agreement.

              IN  WITNESS  WHEREOF,   the  parties  hereto  have  executed  this
     Amendment as of the date first above written.


     AMERICO LIFE, INC.                        GREAT SOUTHERN LIFE INSURANCE
                                               COMPANY

     By                                        By
         Name                                  Name
         Title                                 Title

     PREMIUM FINANCING                         FINANCIAL HOLDING CORPORATION
     SPECIALISTS, INC.

     By                                        By
         Name                                  Name
         Title                                 Title

     UNITED FIDELITY LIFE                      THE COLLEGE LIFE INSURANCE
     INSURANCE COMPANY                         COMPANY OF AMERICA

     By                                        By
         Name                                  Name
         Title                                 Title

     PFS HOLDING COMPANY                       LOYALTY LIFE INSURANCE COMPANY

     By                                        By
         Name                                  Name
         Title                                 Title

     NATIONAL FARMERS UNION                    COLLEGE INSURANCE GROUP, INC.
     LIFE INSURANCE COMPANY

     By                                        By
         Name                                  Name
         Title                                 Title

     ARGUS HEALTH SYSTEMS, INC.                FINANCIAL ASSURANCE
                                               INCORPORATED

     By                                        By
         Name                                  Name
         Title                                 Title